As filed with the Securities and Exchange Commission on July 16, 1998

                                                   Registration No. 333-58587


                       SECURITIES AND EXCHANGE COMMISSION


                                 AMENDMENT NO. 1

                                       to

                                    FORM S-8


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                           MOBILE AMERICA CORPORATION
             (Exact Name of registrant as specified in its charter)


                 Florida                         59-1218935
          (State or other jurisdiction        (I.R.S. Employer
          of incorporation)                   Identification No.)



             10475-110 Fortune Parkway, Jacksonville, Florida 32256
               (Address of principal executive offices) (zip code)

                    MOBILE AMERICA CORPORATION INCENTIVE PLAN
                            (Full title of the Plan)


                                Allan J. McCorkle
                      President and Chief Executive Officer
                           Mobile America Corporation
                            10457-110 Fortune Parkway
                          Jacksonville, Florida  32266
                     (Name and address of agent for service)

                                 (904) 363-6339


          (Telephone number, including area code, of agent for service)



                                    Copy to:

                                 Linda Y. Kelso
                                 Julia B. Davis
                                 Foley & Lardner
                                200 Laura Street
                          Jacksonville, Florida  32202
                                 (904) 359-2000

   This Amendment No. 1 to Form S-8 Registration Statement No. 333-58587 is being filed for the purpose of filing Exhibit 4C Form of Nonqualified Stock Option Agreement (Non-Employee Director) which was inadvertently omitted from the original filing.

   Item 8.   Exhibits

      4A.    Mobile America Corporation Incentive Plan (Filed as
             Exhibit 4A to registrant's Form S-8 filed August 16,
             1996 and incorporated herein by reference)

      4B. Form of Option Award Agreement (Filed as Exhibit 4B to registrant's Form S-8 filed August 16, 1996 and incorporated herein by reference)

      4C.    Form of Nonqualified Stock Option Agreement (Non-
             Employee Director)

       5. Opinion of Foley & Lardner as to the legality of the securities to be issued (previously filed)

     23A. Consent of Foley & Lardner (included in Opinion filed as Exhibit 5)

     23B.    Consent of Price Waterhouse (previously filed)

      24. Power of Attorney (included on signature page of this Registration Statement)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on July 16, 1998.

                                 MOBILE AMERICA CORPORATION

                                 By  /s/ Allan J. McCorkle
                                     Allan J. McCorkle, President and
                                     Chief Executive Officer


                            SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears on the Signature Page to this registration statement constitutes and appoints Allan J. McCorkle and Thomas J. McCorkle, and each or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments to this registration statement and any and all registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


   Date:  July 16, 1998            /s/ Allan J. McCorkle
                                 Allan J. McCorkle, Chairman of the
                                 Board, President and Chief Executive
                                 Officer (Principal Executive Officer)


   Date:  July 16, 1998            /s/ Thomas L. Stinson
                                 Thomas L. Stinson, Chief Financial Officer
                                 (Principal Financial Officer)


   Date:  July 16, 1998            /s/ Jack H. Chambers
                                 Jack H. Chambers, Director


   Date:  July 16, 1998            /s/ J. Michael Garrity
                                 J. Michael Garrity, Director


   Date:  July 16, 1998            /s/ Thomas J. McCorkle
                                 Thomas J. McCorkle, Director


   Date:  July 16, 1998            /s/ Thomas E. Perry
                                 Thomas E. Perry, Director


   Date:  July 16, 1998            /s/ R. Lee Smith
                                 R. Lee Smith, Director


   Date:  July 16, 1998            /s/ Robert Thomas, III
                                 Robert Thomas, III, Director


   Date:  July 16, 1998            /s/ Randal L. Ringhaver
                                 Randal L. Ringhaver, Director

                                  EXHIBIT INDEX

                                                                   Sequential
                                                                    Page No.


      4A.     Mobile America Corporation Incentive Plan (Filed as
              Exhibit 4A to registrant's Form S-8 filed August
              16, 1996 and incorporated herein by reference)

      4B. Form of Option Award Agreement (Filed as Exhibit 4B to registrant's Form S-8 filed August 16, 1996 and incorporated herein by reference)

      4C.     Form of Nonqualified Stock Option Agreement (Non-
              Employee Director)

       5. Opinion of Foley & Lardner as to the legality of the securities to be issued (previously filed)

     23A. Consent of Foley & Lardner (included in Opinion filed as Exhibit 5)

     23B.     Consent of Price Waterhouse (previously filed)

      24. Power of Attorney (included on signature page of this Registration Statement)